Rule 497(e)
File Nos. 333-70963 & 811-09201

Executive Benefit VUL - Prospectus
Executive Benefit VUL II - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-2 Series Account

Supplement dated May 5, 2016
to the Prospectus and Statement of Additional Information dated April 22, 2016

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated April 22, 2016.

On February 9, 2016, the Board of Directors of Great-West Funds, including the majority of its directors who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provided for the merger of Great-West Lifetime 2015 Fund II, Great-West Lifetime 2025 Fund II, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2045 Fund II, and Great-West Lifetime 2055 Fund II (each an "Existing Fund" and collectively the "Existing Funds") into the Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025 Fund III, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund III, Great-West Lifetime 2055 Fund III, respectively (each an “Acquiring Fund” and collectively the “Acquiring Funds”) (the “Merger”).

As of April 22, 2016, Owners of shares invested in the Sub-Account that invests in an Existing Fund received a proportionate number of shares of the Sub-Account that invests in the corresponding Acquiring Fund based on each fund’s net asset value.

Further, as of April 22, 2016, the names of the Acquiring Funds changed as set forth below. Effective immediately, the names of the Acquiring Funds are hereby deleted and replaced by the names of the New Funds as set forth below. The fees, investment objectives and investment strategies of the Acquiring Funds did not change as a result of the name change to the New Funds.

Acquiring Fund Name	New Fund Name (“New Funds”)
Great-West Lifetime 2015 Fund III	Great-West Lifetime 2015 Fund
Great-West Lifetime 2025 Fund III	Great-West Lifetime 2025 Fund
Great-West Lifetime 2035 Fund III	Great-West Lifetime 2035 Fund
Great-West Lifetime 2045 Fund III	Great-West Lifetime 2045 Fund
Great-West Lifetime 2055 Fund III	Great-West Lifetime 2055 Fund

Owners of shares invested in the Sub-Account that invests in the Acquiring Fund automatically received a proportionate number of shares of the Sub-Account that invests in the corresponding New Funds based on each fund’s net asset value.

Effective immediately, the names of certain available Sub-Accounts that invest in Funds will also change as set forth below. Note, as of the date of this Supplement, the below Sub-Accounts and related Funds do not contain any Owner assets. Please be advised that although the name has changed, the objective, strategy and fees will remain substantially similar as a result of the name change.

Current Fund Name	New Fund Name
Great-West Lifetime Conservative 2040 Fund	Great-West Lifetime 2040 Fund
Great-West Lifetime Conservative 2050 Fund	Great-West Lifetime 2050 Fund

Effective immediately, the Divisions investing in Great-West Lifetime Conservative 2015 Fund, Great-West Lifetime Conservative 2020 Fund, Great-West Lifetime Conservative 2025 Fund, Great-West Lifetime Conservative 2030 Fund, Great-West Lifetime Conservative 2035 Fund, Great-West Lifetime Conservative 2045 Fund, and Great-West Lifetime Conservative 2055 Fund are closed to new Owners. As of the date of this Supplement, the aforementioned closed funds do not contain any Owner assets.

Effective immediately, as a result of the merger and name change described herein, under the heading “Fund Investment Objectives, Great-West Lifetime Funds” please add descriptions regarding the Great-West Lifetime 2035 Fund, Great-West Lifetime 2040 Fund, Great-West Lifetime 2045 Fund, Great-West Lifetime 2050 Fund, and Great-West Lifetime 2055 Fund as follows:

Great-West Lifetime 2035 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2040 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2040, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2045 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2050 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2050, the investment objective is to seek income and secondarily, capital growth.

Great-West Lifetime 2055 Fund (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and secondarily, capital growth.

Effective immediately, the Division investing in Royce Micro-Cap Portfolio (Service Class Shares) is closed to new Owners; however, Owners with amounts invested in this Division as of the date of this Supplement, may continue to allocate Premium payments and effect Transfers into and out of this Division.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated April 22, 2016.

Please read this Supplement carefully and retain it for future reference.